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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FIRST QUARTER 2025 FINANCIAL RESULTS

●
First-quarter 2025 GAAP diluted EPS of $0.88, growth of 22% compared to the first quarter of

2024
●
First-quarter 2025 non-GAAP diluted EPS of $1.15, growth of 4.5% compared to the first quarter of 2024
●
Maintains guidance for 2025 non-GAAP diluted EPS of $4.80 to

$4.94, mid-single digit 2025 Adjusted
EBITDA growth,

and sales growth of 2% to 4%
●
Repurchased $161 million of common stock, or approximately 2.3 million shares

MELVILLE, N.Y.,

May 5, 2025 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the first quarter ended March 29, 2025.
“We are pleased with our first quarter financial results as well as the momentum we are seeing heading into the second quarter and remain confident in the fundamentals of our business,”

said Stanley M. Bergman, Chairman of the Board
and Chief Executive Officer of Henry Schein.
“We are advancing our BOLD+1 Strategic Plan, which has been refreshed for 2025 to 2027,

with our team focused
on growing the distribution business through increasing operational efficiency and enhancing customer experience, growing
our dental and medical specialty businesses and corporate brand products, and further developing our digital footprint and
digital solutions.

We remain committed to our long-term financial goal of high-single-digit to low-double-digit earnings growth by continuing to successfully execute against this strategy,” Mr. Bergman added.
First Quarter 2025

Financial Results
●
Total

net sales

for the quarter were $3.2 billion:
●
Constant currency total net sales increased 1.4% compared with the first quarter of 2024. Excluding the
impact of personal protective equipment (PPE) and COVID

test kits, constant currency sales growth was
2.0%.
●
As-reported total net sales decreased 0.1% due to a stronger U.S. dollar versus the first quarter of last year.

●
Global Distribution and Value-Added Services sales

for the quarter increased 0.8% in constant currencies
compared with the first quarter of 2024, and increased 1.5% excluding the impact of PPE and COVID test kits. As-
reported sales decreased 0.7%. The main components include:
● Global Dental Distribution merchandise sales

for the quarter increased 0.4% in constant currencies
compared with the first quarter of 2024, and increased 0.9% excluding the impact of PPE and COVID test
kits. Monthly sales growth accelerated throughout the quarter after a slow start in January primarily as a
result of weather-related events in the U.S. As-reported sales decreased

2.1%.

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● Global Dental Distribution equipment sales

for the quarter decreased

2.4% in constant currencies
compared with the first quarter of 2024. Sales growth was impacted by a deferral of sales from the fourth
quarter of 2023 to the first quarter of 2024,

resulting in a more difficult year-over-year comparison.
Adjusting for this, global dental equipment sales growth in constant currencies was approximately flat to
prior year. As-reported sales decreased 4.5%.
● Global Medical Distribution sales

for the quarter increased 3.0% in constant currencies compared with the
first quarter of 2024, and increased 4.4%

excluding the impact of PPE and COVID test kits, reflecting
increased patient traffic to physician offices,

strong growth in our home solutions business and growth from acquisitions. As-reported sales increased 2.9%.
●
Global Specialty Products sales

for the quarter increased 4.3% in constant currencies compared with the first
quarter of 2024, reflecting continued growth in implant and biomaterial sales and acquisition growth. As-reported
sales increased 2.0%.
●
Global Technology sales

for the quarter increased 3.4% in constant currencies compared with the first quarter of
2024. Strong sales growth in practice management systems, including Dentrix Ascend and Dentally cloud-based
solutions, as well as in revenue cycle management products, was partially offset by lower sales of certain legacy
products that are being sunset.

As-reported sales increased 2.9%.
First-quarter sales growth is detailed in Exhibit A
1
.
●
GAAP net income
2

for the quarter was $110 million, or $0.88 per diluted share
4
, and compares with first-quarter
2024 GAAP net income of $93 million, or $0.72 per diluted share.
●
Non-GAAP net income
2
for the quarter was $143 million, or $1.15 per diluted share
4
, and compares with first-
quarter 2024 non-GAAP net income of $143 million, or $1.10 per diluted share.

●
Adjusted EBITDA
3

for the quarter was $259 million and compares

with first-quarter 2024

Adjusted EBITDA of
$255 million.

Restructuring Plan
During the first quarter of 2025, the Company recorded $25 million in restructuring costs and expects to achieve
annual run-rate savings at the high end of its $75 million to $100 million goal by the end of 2025.
Share Repurchases
During the first quarter of 2025, the Company repurchased approximately

2.3 million shares of its common stock at
an average price of $71.58 per share,

for a total of $161 million. The impact of these share repurchases on first-quarter
diluted EPS was immaterial.

At the end of the quarter,

Henry Schein had $718 million authorized and available for future stock repurchases.

2025 Financial Guidance

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Henry Schein today maintained its financial guidance for 2025. Guidance is for current continuing operations as well
as acquisitions that have closed and does not include the impact of restructuring and integration expenses, amortization
expense of acquired intangible assets, the insurance claim recovery associated with the cybersecurity incident and costs
associated with shareholder advisory matters.

This guidance also assumes that foreign currency exchange rates remain
generally consistent with current levels and that additional tariffs will not be introduced.

●
2025 non-GAAP diluted EPS attributable to Henry Schein, Inc. is unchanged and is expected to be $4.80 to $4.94,
reflecting growth of 1% to 4% compared with 2024 non-GAAP

diluted EPS of $4.74.
●
2025 total sales growth is unchanged and is expected to be approximately

2% to 4% over 2024.
● 2025 Adjusted EBITDA
3

growth is unchanged and is expected to increase mid-single digits compared with 2024.
Adjustments to 2025 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2025 diluted EPS on a non-GAAP basis and for 2025 Adjusted EBITDA, as
noted above. The Company is not providing a reconciliation of its 2025 non-GAAP diluted EPS guidance to its projected
2025 diluted EPS prepared on a GAAP basis, or its 2025

Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an ongoing initiative to drive operating efficiencies, including the corresponding tax effect, which will be included in the
Company’s 2025 diluted EPS and net income,

prepared on a GAAP basis. The inability to provide this reconciliation is due
to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
First-Quarter 2025 Conference Call Webcast
The Company will hold a conference call to discuss first-quarter 2025 financial results today, beginning at 8:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.

The Company will be posting slides that provide a summary of its first-quarter

2025

financial results on its website at
https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With approximately 25,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and

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medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.7 billion in 2024, and
have grown at a compound annual rate of approximately 11.2 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the following
cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the forward-
looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are subject to
risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and unknown
risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially
different from any future results, performance

or achievements expressed or implied by such forward-looking statements.

These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such
terms as “may,” “could,”

“expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”

“to be,” “to make” or other
comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained

in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K,

and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;

risks relating to the achievement of our strategic growth
objectives; risks related to the Strategic Partnership Agreement with KKR Hawaii

Aggregator L.P.

entered into in January 2025; our
ability to develop or acquire and maintain and protect new products (particularly technology products) and services and utilize new
technologies that achieve market acceptance with acceptable margins;

transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits,

as well as significant demands on our operations,
information systems, legal, regulatory,

compliance, financial and human resources functions in connection with acquisitions, dispositions
and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors;
security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data
security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from
third-party online commerce sites) and consolidating market; changes in the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-
party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and
investment in territories and countries where we do business; general global and domestic macro-economic and political conditions,
including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations),

consumer confidence,
sovereign debt levels, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, changes to other economic indicators and international trade agreements;

the threat or outbreak of war, terrorism or public unrest
(including, without limitation, the war in Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict); changes to laws and policies governing foreign trade, tariffs and sanctions, including the current
imposition of additional new tariffs by the U.S. on numerous countries,

retaliatory tariffs and potential for additional retaliatory tariffs;
greater restrictions on imports and exports; supply chain disruption;

geopolitical wars; failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the
collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability,

intellectual property and

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other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters;
risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation
matters; our dependence on our senior management, employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, and amortization of acquisition

-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a
replacement for corresponding, similarly captioned, GAAP measures.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Tim Vassilakos
Executive Director, Global Corporate Communications
timothy.vassilakos@henryschein.com
(516)-510-0926
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended
March 29, March 30,
2025 2024
Net sales

$ 3,168 $ 3,172
Cost of sales

2,168 2,160
Gross profit

1,000 1,012
Operating expenses:
Selling, general and administrative

738 791
Depreciation and amortization 62 61
Restructuring costs 25 10
Operating income 175 150
Other income (expense):
Interest income

6 5
Interest expense

(35) (30)
Other, net

(1) 2
Income before taxes, equity in earnings of affiliates and noncontrolling interests 145 127
Income taxes (35) (32)
Equity in earnings of affiliates, net of tax 3 3
Net income 113 98
Less: Net income attributable to noncontrolling interests

(3) (5)
Net income attributable to Henry Schein, Inc. $ 110 $ 93
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.89 $ 0.72
Diluted

$ 0.88 $ 0.72
Weighted-average common

shares outstanding:
Basic

123,776,073 128,720,661
Diluted

124,848,221 129,769,580

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
March 29, December 28,
2025 2024
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 127 $ 122
Accounts receivable, net of allowance for credit losses of $81 and $78 1,578 1,482
Inventories, net 1,842 1,810
Prepaid expenses and other

490 569
Total current assets

4,037 3,983
Property and equipment, net

556 531
Operating lease right-of-use assets 294 293
Goodwill

3,956 3,887
Other intangibles, net

1,028 1,023
Investments and other 609 501
Total assets

$ 10,480 $ 10,218
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 908 $ 962
Bank credit lines

867 650
Current maturities of long-term debt

56 56
Operating lease liabilities 77 75
Accrued expenses:
Payroll and related

243 303
Taxes

160 139
Other

606 618
Total current liabilities

2,917 2,803
Long-term debt

1,968 1,830
Deferred income taxes

135 102
Operating lease liabilities 256 259
Other liabilities

485 387
Total liabilities

5,761 5,381
Redeemable noncontrolling interests

765 806
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
122,243,683 outstanding on March 29, 2025 and
124,155,884 outstanding on December 28, 2024 1 1
Additional paid-in capital - -
Retained earnings

3,626 3,771
Accumulated other comprehensive loss

(317) (379)
Total Henry Schein, Inc. stockholders' equity 3,310 3,393
Noncontrolling interests 644 638
Total stockholders' equity

3,954 4,031
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 10,480 $ 10,218

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended
March 29, March 30,
2025 2024
Cash flows from operating activities:
Net income $ 113 $ 98
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

73 73
Impairment charge on intangible assets 1 -
Non-cash restructuring charges 1 1
Stock-based compensation expense 5 8
Provision for losses on trade and other accounts receivable

2 5
Provision for (benefit from) deferred income taxes (7) 2
Equity in earnings of affiliates (3) (3)
Distributions from equity affiliates

2 2
Changes in unrecognized tax benefits 2 2
Other

(27) (6)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(74) 190
Inventories

(14) 74
Other current assets

75 41
Accounts payable and accrued expenses

(112) (290)
Net cash provided by operating activities 37 197
Cash flows from investing activities:
Purchases of property and equipment (31) (41)
Payments related to equity investments and business acquisitions, net of cash acquired

(51) (20)
Proceeds from loan to affiliate - 1
Capitalized software costs (12) (9)
Other

(5) (3)
Net cash used in investing activities

(99) (72)
Cash flows from financing activities:
Net change in bank credit lines 215 -
Proceeds from issuance of long-term debt

150 90
Principal payments for long-term debt

(15) (60)
Proceeds from issuance of stock upon exercise of stock options

1 1
Payments for repurchases and retirement of common stock

(161) (75)
Payments for taxes related to shares withheld for employee taxes (12) (7)
Distributions to noncontrolling shareholders (4) (6)
Payments for contingent consideration (12) -
Acquisitions of noncontrolling interests in subsidiaries

(73) (94)
Net cash provided by (used in) financing activities 89 (151)
Effect of exchange rate changes on cash and cash equivalents (22) 14
Net change in cash and cash equivalents 5 (12)
Cash and cash equivalents, beginning of period

122 171
Cash and cash equivalents, end of period

$ 127 $ 159

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2025 First Quarter
Sales Summary
(in millions)
(unaudited)
Q1 2025 over Q1 2024
Constant Currency Growth
Q1 2025 Q1 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 591 $ 592 -0.2% 0.0% -0.2% 0.0% -0.2%
Equipment 187 205 -8.9% 0.0% -8.9% 0.0% -8.9%
Value-Added Services 45 52 -15.7% 2.3% -13.4% 0.0% -13.4%
Total Dental 823 849 -3.3% 0.2% -3.1% 0.0% -3.1%
Medical 1,030 998 2.0% 1.2% 3.2% 0.0% 3.2%
Total U.S. Distribution and Value-Added Services 1,853 1,847 -0.4% 0.7% 0.3% 0.0% 0.3%
International Distribution and Value-Added Services
Merchandise 594 618 0.2% 0.9% 1.1% -5.0% -3.9%
Equipment 197 197 2.9% 1.4% 4.3% -4.2% 0.1%
Value-Added Services 7 4 1.3% 69.8% 71.1% -12.4% 58.7%
Total Dental 798 819 0.8% 1.4% 2.2% -4.8% -2.6%
Medical 25 27 -4.1% 0.0% -4.1% -3.5% -7.6%
Total International Distribution and Value-Added Services 823 846 0.7% 1.3% 2.0% -4.8% -2.8%
Global Distribution and Value-Added Services
Global Merchandise 1,185 1,210 0.0% 0.4% 0.4% -2.5% -2.1%
Global Equipment 384 402 -3.2% 0.8% -2.4% -2.1% -4.5%
Global Value-Added Services 52 56 -14.4% 7.2% -7.2% -0.9% -8.1%
Global Dental 1,621 1,668 -1.3% 0.8% -0.5% -2.4% -2.9%
Global Medical 1,055 1,025 1.8% 1.2% 3.0% -0.1% 2.9%
Total Global Distribution and Value-Added Services 2,676 2,693 -0.1% 0.9% 0.8% -1.5% -0.7%
Global Specialty Products 367 360 0.3% 4.0% 4.3% -2.3% 2.0%
Global Technology 162 157 3.4% 0.0% 3.4% -0.5% 2.9%
Eliminations (37) (38) n/a n/a n/a n/a n/a
Total Global $ 3,168 $ 3,172 0.2% 1.2% 1.4% -1.5% -0.1%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2025 First Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
First Quarter
%
2025 2024 Growth
Net income attributable to Henry Schein, Inc. $ 110 $ 93 17.7%
Diluted EPS attributable to Henry Schein, Inc. $ 0.88 $ 0.72 22.2%
Non-GAAP Adjustments, net of tax and attribution to noncontrolling interests
Restructuring costs (1) $ 17 $ 7
Acquisition intangible amortization (2) 27 28
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) (15) 4
Change in contingent consideration (4) (2) 11
Costs associated with shareholder advisory matters (5) 6 -
Non-GAAP adjustments to net income $ 33 $ 50
Non-GAAP adjustments to diluted EPS $ 0.27 $ 0.38
Non-GAAP net income attributable to Henry Schein, Inc. $ 143 $ 143 0.5%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.15 $ 1.10 4.5%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
First Quarter
2025 2024
Restructuring costs - pre-tax, as reported $ 25 $ 10
Income tax benefit (7) (3)
Amount attributable to noncontrolling interests (1) -
Restructuring costs, net $ 17 $ 7

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
First Quarter
2025 2024
Acquisition intangible amortization - pre-tax, as reported $ 43 $ 46
Income tax benefit (10) (11)
Amount attributable to noncontrolling interests (6) (7)
Acquisition intangible amortization, net $ 27 $ 28
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q1 2025, we received insurance proceeds of $20 million ($15 million,

net of taxes)
under this policy representing the remaining insurance recovery of losses related to the cyber incident.
(4)

Represents a change in the fair value of contingent consideration of $2 million ($2 million, net of taxes) and $15
million ($11 million, net of taxes) recorded

during Q1 2025 and Q1 2024, respectively,

related to our acquisitions.
(5)

Represents costs associated with shareholder advisory matters of $8 million ($6 million, net of taxes) recorded during
Q1 2025.

###
Exhibit C
Henry Schein, Inc.
2025 First Quarter
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
First Quarter
2025 2024
Net income attributable to Henry Schein, Inc. (GAAP) $ 110 $ 93
Income attributable to noncontrolling interests 3 5
Net income (GAAP) 113 98
Definitional adjustments:
Interest income (6) (5)
Interest expense 35 30
Income taxes 35 32
Depreciation and amortization 73 73
Non-GAAP adjustments:
Restructuring costs 25 10
Cyber incident-insurance proceeds, net of third-party advisory expenses
(20) 5
Impairment of intangible assets 1 -
Change in contingent consideration (2) 15
Costs associated with shareholder advisory matters 8 -
Other adjustments:
Equity in earnings of affiliates, net of tax (3) (3)
Adjusted EBITDA (non-GAAP) $ 259 $ 255
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted
EBITDA as net income, excluding (i) net income attributable

to noncontrolling interests, (ii) interest income and

expense, (iii)
income taxes, (iv) depreciation and amortization, (v) restructuring costs, (vi) cyber incident-insurance proceeds, net

of third-
party advisory expenses, (vii) impairment of intangible

assets, (viii) change in contingent consideration, (ix) costs associated
with shareholder advisory matters, and (x) equity in earnings of affiliates,

net of tax.

Amounts may not sum due to rounding.